SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 9, 2004

VENTIV HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-30318 52-2181734 ------------------------------------- ------------------------------------ (Commission File Number) (I.R.S. Employer Identification No.)

VANTAGE COURT NORTH
200 COTTONTAIL LANE
SOMERSET, NEW JERSEY 08873
(Address of Principal Executive offices) (Zip Code)

(800) 416-0555
(Registrant's Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if changed Since Last Report)

VENTIV HEALTH, INC.
CURRENT REPORT ON FORM 8-K

Item 7. Financial Statements and Exhibits
(c) Exhibits
99.1 Press release dated June 9, 2004.

Item 9. Regulation FD Disclosure

On June 9, 2004, Ventiv Health, Inc. (the “Company”) issued a press release announcing the acquisition of Franklin Group, Inc., a privately-held company based in Somerville, New Jersey, specializing in pharmaceutical compliance services and innovative patient assistance programs. The financial terms of the transaction were not disclosed. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information included pursuant to this Item 9 (including the exhibits) shall not be deemed to be incorporated by reference into any filing made by the Company pursuant to the Securities Act of 1933, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTIV HEALTH, INC.

By: /s/ John R. Emery -------------------------------------------- Date: June 14, 2004 Name: John R. Emery Title: Chief Financial Officer (Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release of Ventiv Health, Inc., dated June 9, 2004